UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: October 3, 1997


                        SYMONS INTERNATIONAL GROUP, INC.

                             State of Incorporation:
                                     Indiana

Commission File Number                                 IRS Employer Id. Number
     No. 1-12369                                            No. 35-1707115

                     Address of Principal Executive Offices:
                               4720 Kingsway Drive
                           Indianapolis, Indiana 46205

                                  Telephone No.
                                 (317) 259-6400


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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(a.)  Not Required

(c.) Refer to Securities and Exchange Commission Form S-4 filed by Symons International Group, Inc. on October 16, 1997


                                  SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  October 3, 1997               __/s/ Gary P. Hutchcraft__________________
                                     Gary P. Hutchcraft
                                     Vice President and Chief Financial Officer